UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

December 20, 2010

C&D Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9389	13-3314599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Union Meeting Road, Blue Bell, Pennsylvania	19422
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 619-2700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

C&D Technologies, Inc. (the “Company”) held its special meeting of stockholders (the “Special Meeting”) on December 20, 2010 to consider and vote on the matters listed below. The proposals are described in detail in the Company’s Definitive Proxy Statement, as amended (File No. 001-09389), filed with the Securities and Exchange Commission on November 30, 2010. The final voting results from the meeting are set forth below.

Proposal 1: Amendment to Certificate of Incorporation

Having received a majority of the votes cast as set forth below, an amendment to the Company’s certificate of incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of the Company’s common stock, par value $.01 per share (“Common Stock”), from 75,000,000 to 600,000,000 was duly approved by our stockholders:

Votes For	Votes Against	Abstentions

14,717,825	363,030	126,662

Proposal 2: Exchange Offer

Having received a majority of the votes cast as set forth below, the terms of the consensual exchange of the outstanding convertible senior notes (including accrued and unpaid interest thereon to the exchange date) for Common Stock, including the issuance of Common Stock to consummate such exchange, were duly approved by our stockholders:

Votes For	Votes Against	Abstentions

14,471,944	329,489	406,084

Proposal 3: Forward Stock Split

Having received a majority of the votes cast as set forth below, an amendment to the Certificate of Incorporation to effect a forward stock split of the issued and outstanding shares of Common Stock, pursuant to which any outstanding share of Common Stock will be combined and reclassified into between and including 1 and 1.95 shares of its Common Stock (such exact amount to be determined by the board of directors of the Company) was duly approved by our stockholders:

Votes For	Votes Against	Abstentions

14,656,457	325,439	229,721

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ITEM 8.01	Other Events.

On December 20, 2010, the Company issued a press release announcing the final voting results of the Special Meeting. The foregoing description of the press release is qualified in its entirety by reference to the full press release, a copy of which is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The press release is also being filed herewith in accordance with Rule 425 under the Securities Act of 1933, as amended.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
99.1	Press Release dated December 20, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&D TECHNOLOGIES, INC.

By:	/s/ Ian J. Harvie
Ian J. Harvie, Vice President and Chief Financial Officer

Date: December 20, 2010

EXHIBIT INDEX

Exhibit No.	Exhibit Name

99.1	Press release dated December 20, 2010.

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